Exhibit 8.1

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
Atronic Australia Pty Ltd.	Australia	2,000	100	Atronic Australien GmbH

Atronic Australien GmbH	Germany	573	100	International Game Technology PLC

Banca ITB S.p.A. ***	Italy	25,120	13.33	Lottomatica Holding S.r.l.

Big Easy S.r.l.	Italy	2,300	51	Lottomatica Videolot Rete S.p.A.

Big Macao S.r.l.	Italy	320	100	Big Easy S.r.l

CartaLis Imel S.p.A.	Italy	10,000	85	Lottomatica Italia Servizi S.p.A.

Consel Consorzio Elis ***	Italy	51	0.1	Lottomatica Holding S.r.l.

Consorzio Lotterie Nazionali	Italy	7.5	63	Lottomatica Holding S.r.l.

D&D Electronic & Software GmbH ***	Germany	26	50	IGT Germany Gaming GmbH

Easy Nolo S.p.A. ***	Italy	1,900	10	Lottomatica Italia Servizi S.p.A.

GTECH Austria GmbH f/k/a Spielo International Austria GmbH	Austria	300	100	IGT Germany Gaming GmbH

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
GTECH German Holdings Corporation GmbH	Germany	25	100	International Game Technology PLC

GTECH Monaco S.A.M. f/k/a Spielo International Monaco S.A.M.	Monaco	150	98	GTECH Austria GmbH

GTECH Peru S.A. f/k/a Spielo International Peru S.A.	Peru	31,565.442	98	IGT Germany Gaming GmbH

IGT Canada Solutions ULC f/k/a GTECH Canada ULC	Nova Scotia, Canada	54,261	100	International Game Technology PLC

IGT Germany Gaming GmbH f/k/a GTECH Germany GmbH	Germany	302	100	GTECH German Holdings Corporation GmbH

IGT Global Solutions Corporation f/k/a GTECH Corporation	Delaware, USA	**	100	IGT

IGT Italia Gaming Machines Solutions S.r.l. f/k/a Spielo International Italy S.r.l.	Italy	1,000	100	Lottomatica Holding S.r.l.

LIS Istituto di Pagamento S.p.A.	Italy	1,000	100	Lottomatica Italia Servizi S.p.A.

Lotterie Nazionali S.r.l.	Italy	31,000	64	Lottomatica Holding S.r.l.

Lottomatica S.p.A.	Italy	65,050	100	Lottomatica Holding S.r.l.]

Lottomatica Giochi e	Italy	10	100	International Game Technology

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
Partecipazioni S.r.l.				PLC

Lottomatica Holding S.r.l.	Italy	88,392	100	International Game Technology PLC

Lottomatica Italia Servizi S.p.A.	Italy	2,582	100	Lottomatica Holding S.r.l.

Lottomatica Scommesse S.r.l.	Italy	20,000	100	Lottomatica Holding S.r.l.

Lottomatica Videolot Rete S.p.A.	Italy	3,226	100	Lottomatica Holding S.r.l.

Neurosoft S.A.***	Greece	8,750	16.58	International Game Technology PLC

Optima Gaming Service S.r.l.	Italy	10	100	Lottomatica Videolot Rete S.p.A.

PCC Giochi e Servizi S.p.A.	Italy	21,000	100	Lottomatica S.p.A.

Ringmaster S.r.l. ***	Italy	10	50	Lottomatica Holding S.r.l.

SED Multitel S.r.l.	Italy	800	100	Lottomatica Holding S.r.l.

Spielo International Argentina S.r.l.	Argentina	44.3	86.45	IGT Germany Gaming GmbH

Technology and Security Printing S.r.l. ***	Italy	10	50	PCC Giochi e Servizi S.p.A.

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
Anguilla Lottery and Gaming Company, Ltd.	Anguilla	10	100	Leeward Islands Lottery Holding Company, Inc.

Antigua Lottery Company, Ltd.	Antigua	**	100	Leeward Islands Lottery Holding Company, Inc.

Beijing GTECH Computer Technology Company Ltd.	China (PRC)	US$1,750	100	IGT Foreign Holdings Corporation

BillBird S.A.	Poland	4,490.368	100	IGT Global Services Limited

Business Venture Investments No 1560 Proprietary Limited	South Africa	**	100	IGT Global Services Limited

CLS-GTECH Company Limited ***	British Virgin Islands	US$25,689.9	50	IGT Global Services Limited

CLS-GTECH Technology (Beijing) Co., Ltd. ***	China (PRC)	US$6,500	100	CLS-GTECH Company Limited

Cam Galaxy Group Ltd.	United Kingdom	100	100	IGT Global Solutions Corporation

Caribbean Lottery Services, Inc.	U.S. Virgin Islands	**	100	Leeward Islands Lottery Holding Company, Inc.

Data Transfer Systems, Inc.	Delaware, USA	**	100	IGT Global Solutions Corporation

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
Dreamport, Inc.	Delaware, USA	**	100	IGT Global Solutions Corporation

Dreamport do Brasil Ltda.	Brazil	3,534.113	100	Dreamport, Inc. (99.75%); IGT Foreign Holdings Corporation (0.25%)

Dreamport Suffolk Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

Europrint (Games) Limited	United Kingdom	20	100	Europrint Holdings Ltd.

Europrint Holdings Limited	United Kingdom	90.908	100	Cam Galaxy Group (40%); JSJ Ltd. (60%)

Europrint (Promotions) Limited	United Kingdom	**	100	Europrint Holdings Ltd.

GTECH Asia Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

GTECH Australasia Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

GTECH Avrasya Teknik Hizmetler Ve Musavirlik A.S.	Turkey	280	99.6	IGT Global Solutions Corporation

GTECH Brasil Ltda.	Brazil	96,582.428	100	IGT Global Solutions Corporation (99.75%); IGT Foreign Holdings Corporation (0.25%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
IGT Communicaciones Colombia Ltda. f/k/a/ GTECH Communicaciones Colombia Ltda.	Colombia	1,408,043	100	IGT Foreign Holdings Corporation (99.99%); Alvaro Rivas (.01%) (Nominee share)

GTECH Corporation	Utah, USA	**	100	IGT Global Solutions Corporation

GTECH Cote d’Ivoire	Ivory Coast	1,000	100	IGT Foreign Holdings Corporation

GTECH Czech Services s.r.o.	Czech Republic	1,000	100	IGT Global Services Limited (98%); GTECH Ireland Operations Limited (2%)

GTECH Czech Republic, LLC (1)	Delaware, USA	3,000	37	IGT Global Solutions Corporation

GTECH Far East Pte Ltd	Singapore	25	100	IGT Global Services Limited

GTECH France SARL	France	8	100	IGT Foreign Holdings Corporation

GTECH (Gibraltar) Limited f/k/a Spielo International (Gibraltar) Limited	Gibraltar	**	100	GTECH (Gibraltar) Holdings Limited

GTECH (Gibraltar) Holdings Limited f/k/a St. Enodoc Holdings Limited	Gibraltar	15.701	100	IGT Global Services Limited

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
GTECH GmbH	Germany	500	100	IGT Global Services Limited

GTECH Global Lottery S.L.U.	Spain	8.8088	100	IGT Global Services Limited

GTECH India Private Limited f/k/a Springboard Technologies Private Limited	India	100	100	IGT Global Services Limited (99.99%); GTECH Far East Pte Ltd. (0.01%)

GTECH Ireland Operations Limited	Ireland	100	100	IGT Global Services Limited

GTECH Latin America Corporation (2)	Delaware, USA	**	80	IGT Global Solutions Corporation; Computers and Controls (Holdings) Limited (20%)

GTECH Malta Holdings Limited f/k/a Boss Holdings Ltd.	Malta	15	99.99	GTECH Sweden Interactive AB

GTECH Malta Casino Limited f/k/a Boss Media Malta Casino Ltd.	Malta	80	99.99	GTECH Malta Holdings Limited

GTECH Malta Poker Limited f/k/a Boss Media Malta Poker Ltd.	Malta	40	99.99	GTECH Malta Holdings Limited

GTECH Management P.I. Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
GTECH Mexico S.A. de C.V.	Mexico	50,000	100	IGT Global Solutions Corporation (99.656696%); IGT Foreign Holdings Corporation (0.343297%); GTECH Latin America Corporation (0.000007%)

GTECH Northern Europe Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

GTECH Poland Sp. z o.o.	Poland	52,382	100	IGT Global Solutions Corporation

GTECH Servicios de México, S. de R.L. de C.V.	Mexico	**	100	IGT Global Solutions Corporation (99.9%); IGT Foreign Holdings Corporation Holdings Corporation (0.1%)

GTECH Slovakia Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

GTECH Southern Africa (Pty) Ltd.	South Africa	**	100	IGT Global Solutions Corporation

GTECH Spain S.A. f/k/a G2 Gaming Spain, S.A.	Spain	101	100	GTECH Global Lottery S.L.U.

GTECH Sports Betting Solutions Limited	United Kingdom	**	100	IGT Global Services Limited

GTECH Sweden AB	Sweden	100	100	IGT Global Services Limited

GTECH Sweden Interactive AB	Sweden	1,141.3	100	IGT Global Services Limited

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
f/k/a Boss Media AB

GTECH Sweden Investment AB f/k/a Boss Media Investment AB	Sweden	300	100	GTECH Sweden Interactive AB

GTECH U.K. Limited	United Kingdom	200	100	IGT Global Solutions Corporation

GTECH UK Games Limited f/k/a SI Games UK Limited	United Kingdom	**	100	GTECH Sweden Interactive AB

IGT UK Interactive Limited f/k/a GTECH UK Interactive Limited	United Kingdom	1.172	100	GTECH Sports Betting Solutions Limited

GTECH Ukraine	Ukraine	9,548.63029	100	GTECH Asia Corporation (99%); GTECH Management P.I. Corporation (1%)

GTECH VIA DR, SAS	Dominican Republic	300	100	IGT Global Services Limited (99.9997%); GTECH Ireland Operations Limited (0.0003%)

GTECH WaterPlace Park Company, LLC	Delaware, USA	**	100	IGT Global Solutions Corporation

GTECH West Africa Lottery Limited	Nigeria	10,000	100	IGT Global Services Limited (75%); GTECH Ireland Operations Limited (25%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
GTECH Worldwide Services Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

IGT Colombia Ltda. f/k/a GTECH Colombia Ltda.	Colombia	6,884,500	100	IGT Global Services Limited (99.998%); GTECH Comunicaciones Colombia Ltda. (.001%); Maria Clara Martinez (.001%) (Nominee share)

IGT Foreign Holdings Corporation f/k/a GTECH Foreign Holdings Corporation	Delaware, USA	**	100	IGT Global Solutions Corporation

IGT GAMES SAS f/k/a GTECH SAS	Colombia	25,000	100	IGT Global Services Limited (80%); GTECH Comunicaciones Ltda. (10%); IGT Foreign Holdings Corporation (10%)

IGT Global Services Limited f/k/a GTECH Global Services Corporation Limited	Cyprus	US$486,574.326	100	IGT Global Solutions Corporation

IGT Indiana, LLC f/k/a GTECH Indiana, LLC	Indiana, USA	**	100	IGT Global Solutions Corporation

IGT Korea LLC	Korea	1,000,000	100	IGT Global Services Limited

IGT Rhode Island LLC f/k/a GTECH Rhode Island LLC	Rhode Island, USA	**	100	IGT Global Solutions Corporation

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder
Innoka Oy	Finland	16.2	81	IGT Global Services Limited

Interactive Games International Limited	United Kingdom	**	100	Europrint Holdings Ltd.

International Game Technology Services Limited	Cyprus	1,000	100	International Game Technology PLC

JSJ Ltd.	United Kingdom	690	100	IGT Global Solutions Corporation

Leeward Islands Lottery Holding Company, Inc.	St. Kitts & Nevis	13,600	100	IGT Global Services Limited

Lottery Equipment Company	Ukraine	**	100	GTECH Asia Corporation (99.994%); GTECH Management P.I. Corporation (.006%)

Loxley GTECH Technology Co., Ltd. ***	Thailand	1,470	49	IGT Global Services Limited (39%); IGT Global Solutions Corporation (10%)

Northstar Lottery Group, LLC	Illinois, USA	86,182	80	IGT Global Solutions Corporation

Northstar New Jersey Holding Company, LLC	New Jersey, USA	103,917	50.15	IGT Global Solutions Corporation

Northstar New Jersey Lottery Group, LLC	New Jersey, USA	113,786	82.31	Northstar New Jersey Lottery Holding Company, LLC

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Northstar SupplyCo New Jersey, LLC	New Jersey, USA	41,073	70	IGT Global Solutions Corporation

Online Transaction Technologies SARL à Associé Unique	Morocco	33,500	100	IGT Foreign Holdings Corporation

Orbita Sp. z o.o.	Poland	68	100	IGT Global Solutions Corporation

Oy GTECH Finland Ab	Finland	8	100	IGT Global Solutions Corporation

Playyoo SA	Switzerland	16.347	100	GTECH UK Interactive Limited

Probability Games Corporation Limited	U.K.	151.450	100	GTECH UK Interactive Limited

Probability (Gibraltar) Limited	Gibraltar	**	100	GTECH UK Interactive Limited

Probability Limited	U.K.	35,917.866	100	GTECH UK Interactive Limited

Prodigal Lottery Services, N.V.	Netherlands Antilles	US$10	100	Leeward Islands Lottery Holding Company, Inc.

Retail Display and Service Handlers, LLC	Delaware, USA	**	100	IGT Global Solutions Corporation

SB Indústria e Comércio Ltda.	Brazil	4,138.646	100	IGT Global Solutions Corporation (99.99%); IGT Foreign Holdings Corporation (0.01%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Siam GTECH Company Limited	Thailand	19.993	99.97	IGT Global Solutions Corporation

St. Kitts and Nevis Lottery Company, Ltd.	St. Kitts & Nevis	**	100	Leeward Islands Lottery Holding Company, Inc.

Technology Risk Management Services, Inc.	Delaware, USA	**	100	IGT Global Solutions Corporation

Turkish Lottery Holding B.V. ***	Netherlands	**	40	GTECH Ireland Operations Limited

Turks and Caicos Lottery Company Ltd.	Turks & Caicos	US$50	100	Leeward Islands Lottery Holding Company, Inc.

UTE Logista-GTECH, Law 18/1982, No. 1	Spain	2,000	50	GTECH Global Lottery S.L.

VIA TECH Servicios SpA	Chile	**	100	IGT Global Services Limited

VIATEC S.r.l.	Argentina	100	100	IGT Foreign Holdings Corporation (95%); IGT Global Solutions Corporation (5%)

Yeonama Holdings Co. Limited ***	Cyprus	1,980.6	30	IGT Global Services Limited

Acres Gaming Incorporated	Nevada, USA	US$100	100	International Game Technology

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

BringIt, Inc.	Delaware, USA	US$0.1	100	IGT

Casablanca Gaming Group AB	Sweden	100,000	100	IGT Interactive (Sweden) AB

Casagaming Holding Ltd	Malta	1,250	100	Casablanca Gaming Group AB (99%); IGT Interactive (Sweden) AB (1%)

Casagaming Ltd	Malta	1,250	100	Casagaming Holding Ltd (99%); IGT Interactive (Sweden) AB (1%)

Cyberview International, Inc.	Delaware, USA	US$1	100	IGT

DoubleDown Interactive B.V.	Netherlands	US$24,660	100	IGT Interactive C.V.

Double Down Interactive LLC	Washington (USA)	***	100	International Game Technology

Eagle Ice AB	Sweden	50,000	100	International Game Technology

Entraction Holding AB	Sweden	50,000	100	Eagle Ice AB

Entraction Mobile AB	Sweden	105,000	100	Entraction Holding AB

Gaming Productions Holding Limited	Malta	4,000	100	Entraction Holding AB (99%); IGT Interactive (Sweden) AB (1%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

IGT	Nevada, USA	US$98,123.52	100	International Game Technology

IGT (Alderney) Limited	Alderney	10,000	100	IGT Interactive C.V.

IGT (Alderney 1) Limited	Alderney	10,000	100	IGT (Alderney) Limited

IGT (Alderney 2) Limited	Alderney	10,000	100	IGT (Alderney) Limited

IGT (Alderney 4) Limited	Alderney	10,000	100	IGT (Alderney) Limited

IGT (Alderney 5) Limited	Alderney	10,000	100	IGT (Alderney) Limited

IGT (Alderney 7) Limited	Alderney	10,000	100	IGT (Alderney) Limited

I.G.T. - Argentina S.A.	Argentina	29.250	100	International Game Technology (96.67%); International Game Technology S.R.L. (3.33%)

IGT Asia - Macau, S.A.	Macau	2,500,000	100	International Game Technology (99.92%); IGT (.04%); IGT International Holdings 1 LLC (.04%)

IGT ASIA PTE. LTD.	Singapore	US$350,000	100	International Game Technology

IGT Asiatic Development Limited	British Virgin Islands	US$3,600,000	100	International Game Technology

I.G.T. (Australia) Pty Limited	Australia	35,330	100	International Game Technology

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

IGT-Canada Inc.	Canada	US$100	100	International Game Technology

IGT-China, Inc.	Delaware, USA	US$0.1	100	International Game Technology

IGT do Brasil Ltda.	Brazil	12,178,080.00	100	IGT (75.97%); International Game Technology (24.03%)

IGT Dutch Holdings 1 LLC	Delaware, USA	***	100	IGT International Holdings 2 C.V.

IGT Dutch Holdings 2 C.V.	Netherlands	**	100	IGT International Holdings 2 C.V. (99.999999%); IGT Dutch Holdings 1 LLC (0.000001%)

IGT Dutch Interactive LLC	Delaware, USA	***	100	IGT Interactive Holdings 2 C.V.

IGT EMEA B.V.	Netherlands	1	100	IGT-Europe B.V.

IGT Estonia OÜ	Estonia	2,556	100	IGT Interactive (Malta) Holding Ltd

IGT-Europe B.V.	Netherlands	18,000	100	International Game Technology

IGT (Gibraltar) Limited	Gibraltar	5,000	100	IGT Interactive C.V.

IGT Hong Kong Limited	Hong Kong	29,851,000	100	IGT Asiatic Development Limited

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

IGT Interactive C.V.	Netherlands	**	100	IGT (35.827477%); IGT Interactive Holdings 2 C.V. (32.522068%); International Game Technology (31.6504432%); IGT Dutch Interactive LLC (0.000022%)

IGT Interactive Denmark ApS	Denmark	80,000	100	IGT Interactive (Malta) Holding Ltd

IGT Interactive Emop (Malta) Limited	Malta	1,500	100	IGT Interactive Investment (Malta) Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive Holdings 2 C.V.	Netherlands	**	100	IGT Interactive, Inc. (13.831555%); International Game Technology (86.168445%); IGT International Holdings 1 LLC (0.000001%)

IGT Interactive, Inc.	Delaware, USA	US$0.1	100	International Game Technology

IGT Interactive Investment (Malta) Holding Limited	Malta	1,500	100	Entraction Holding AB (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive (Malta) Holding Ltd	Malta	2,000	100	IGT Interactive (Sweden) AB (99%); Entraction Holding AB (1%)

IGT Interactive Network (Malta)	Malta	1,000	100	IGT Interactive (Sweden) AB

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Holding Limited				(99%); Entraction Holding AB (1%)

IGT Interactive Network (Malta) Limited	Malta	2,000	100	IGT Interactive Network (Malta) Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive Operation (Malta) Ltd	Malta	240,000	100	IGT Interactive (Malta) Holding Ltd (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive (Sweden) AB	Sweden	2,600,000	100	Entraction Holding AB

IGT International Holdings 1 LLC	Delaware, USA	***	100	International Game Technology

IGT International Treasury B.V.	Netherlands	US$1	100	International Game Technology

IGT International Treasury Holding LLC	Delaware, USA	***	100	IGT International Treasury B.V.

IGT-Íslandi ehf. (IGT-Iceland plc)	Iceland	400.000	100	International Game Technology

IGT Japan K.K.	Japan	10,000,000	100	IGT International Treasury B.V.

IGT-Latvia SIA	Latvia	284,568.00	100	International Game Technology

IGT-Mexicana de Juegos, S. de R.L. de C.V.	Mexico	208,172,700	100	IGT (99.99%); International Game Technology (0.001%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

IGT Technology Development (Beijing) Co. Ltd.	China	US$3,600,000	100	IGT Hong Kong Limited

IGT (UK1) Limited	United Kingdom	1	100	IGT Interactive, Inc.

IGT (UK2) Limited	United Kingdom	844,900.30	100	IGT — UK Group Limited

IGT-UK Gaming Limited	United Kingdom	100	100	IGT — UK Group Limited

IGT - UK Group Limited	United Kingdom	1,000,000	100	International Game Technology

International Game Technology	Nevada, USA	10,001,000	100	International Game Technology PLC

International Game Technology-Africa (Pty) Ltd.	South Africa	6,650,000	100	IGT International Treasury B.V.

International Game Technology España, S.L.	Spain	60,390	100	IGT-Europe B.V.

International Game Technology (NZ) Limited	New Zealand	10,000	100	I.G.T. (Australia) Pty Limited

International Game Technology S.R.L.	Peru	155,900	100	IGT (99.991%); IGT International Holdings 1 LLC (0.009%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Poker Provider Limited	Malta	4,000	100	Gaming Productions Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

Powerhouse Technologies, Inc.	Delaware, USA	US$10	100	International Game Technology

Servicios Corporativos y de Administracion, S. de R.L. de C.V.	Mexico	2,936,089	100	International Game Technology (99.97%); IGT (0.03%)

Surfit i Nacka AB	Sweden	1,633,200	100	Entraction Holding AB

VLC, Inc.	Montana, USA	US$10.78	100	Powerhouse Technologies, Inc.

NOTES

Unless otherwise noted, the consolidation method for all subsidiaries listed above is on a line-by-line basis.

*	All Share Capital amounts are stated in local currency amounts unless otherwise indicated, and in thousands.

**	Share Capital is less than €1,000.

***	Companies not consolidated.

****	Share Capital is less than €1,000.

*****	Companies not consolidated.

(1)	IGT Global Solutions Corporation holds a 37% ownership interest in GTECH Czech Republic, LLC, but consolidates this entity as it exercises control.

(2)	IGT Global Solutions Corporation holds an 80% interest in GTECH Latin America, but exercises 100% voting power.